UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2004

BEL FUSE INC.
(Exact name of registrant as specified in charter)

New Jersey	0-11676	22-1463699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

206 Van Vorst Street, Jersey City, New Jersey 07302
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (201) 432-0463

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004, Bel Fuse Inc. (the “Company”) issued a press release regarding results for the nine and three months ended September 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1 Press Release of Bel Fuse Inc. dated October 27, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEL FUSE INC

Date: October 27, 2004	By:	/s/ Daniel Bernstein
Name: Daniel Bernstein
Title: President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 27, 2004, issued by the Company.